        Sep-2001                      1995-C                              Page 1

                                                                    Exhibit 99.5

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1995-C
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                 $2,930,612,861.53
Beginning of the Month Finance Charge Receivables:            $  154,076,978.70
Beginning of the Month Discounted Receivables:                $            0.00
Beginning of the Month Total Receivables:                     $3,084,689,840.23

Removed Principal Receivables:                                $            0.00
Removed Finance Charge Receivables:                           $            0.00
Removed Total Receivables:                                    $            0.00

Additional Principal Receivables:                             $            0.00
Additional Finance Charge Receivables:                        $            0.00
Additional Total Receivables:                                 $            0.00

Discounted Receivables Generated this Period:                 $            0.00

End of the Month Principal Receivables:                       $2,846,311,830.52
End of the Month Finance Charge Receivables:                  $  159,595,970.84
End of the Month Discounted Receivables:                      $            0.00
End of the Month Total Receivables:                           $3,005,907,801.36

Special Funding Account Balance                               $            0.00
Aggregate Invested Amount (all Master Trust II Series)        $1,931,000,000.00
End of the Month Transferor Amount                            $  915,311,830.52
End of the Month Transferor Percentage                                    32.16%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                    $   68,610,185.84
     60-89 Days Delinquent                                    $   48,242,481.56
     90+ Days Delinquent                                      $   90,182,416.26

     Total 30+ Days Delinquent                                $  207,035,083.66
     Delinquent Percentage                                                 6.89%

Defaulted Accounts During the Month                           $   19,915,707.60
Annualized Default Percentage                                              8.15%

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        Sep-2001                        1995-C                            Page 2

        Principal Collections                                 $327,666,317.47
        Principal Payment Rate                                          11.18%

        Total Payment Rate                                              11.98%

        INITIAL INVESTED AMOUNTS
             Class A Initial Invested Amount                  $322,000,000.00
             Class B Initial Invested Amount                  $ 28,000,000.00
                                                              ---------------
        TOTAL INITIAL INVESTED AMOUNT                         $350,000,000.00

        INVESTED AMOUNTS
             Class A Invested Amount                          $368,000,000.00
             Class B Invested Amount                          $ 32,000,000.00
                                                              ---------------
        TOTAL INVESTED AMOUNT                                 $400,000,000.00

        FLOATING ALLOCATION PERCENTAGE                                  13.65%

        PRINCIPAL ALLOCATION PERCENTAGE                                 13.65%

        MONTHLY SERVICING FEE                                 $    500,000.00

        INVESTOR DEFAULT AMOUNT                               $  2,718,299.35

        CLASS A AVAILABLE FUNDS
        -----------------------

        CLASS A FLOATING ALLOCATION PERCENTAGE                          92.00%

             Class A Finance Charge Collections               $  5,706,636.49
             Other Amounts                                    $          0.00

        TOTAL CLASS A AVAILABLE FUNDS                         $  5,706,636.49

             Class A Monthly Interest                         $  1,072,617.78
             Class A Servicing Fee                            $    460,000.00
             Class A Investor Default Amount                  $  2,500,835.40

        TOTAL CLASS A EXCESS SPREAD                           $  1,673,183.31

        REQUIRED AMOUNT                                       $          0.00

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        Sep-2001                        1995-C                            Page 3

        CLASS B AVAILABLE FUNDS
        -----------------------

        CLASS B FLOATING ALLOCATION PERCENTAGE                                        8.00%

             Class B Finance Charge Collections                              $  496,229.28
             Other Amounts                                                   $        0.00

        TOTAL CLASS B AVAILABLE FUNDS                                        $  496,229.28

             Class B Monthly Interest                                        $   96,382.22
             Class B Servicing Fee                                           $   40,000.00

        TOTAL CLASS B EXCESS SPREAD                                          $  359,847.06

        EXCESS SPREAD
        -------------

        TOTAL EXCESS SPREAD                                                  $2,033,030.37

             Excess Spread Applied to Required Amount                        $        0.00

             Excess Spread Applied to Class A Investor Charge Offs           $        0.00

             Excess Spread Applied to Class B Interest, Servicing Fee,
             and Default Amount                                              $  217,463.95

             Excess Spread Applied to Class B Reductions of Class B
             Investe                                                         $        0.00

             Excess Spread Applied to Monthly Cash Collateral Fee            $   24,888.88

             Excess Spread Applied to Cash Collateral Account                $        0.00

             Excess Spread Applied to Reserve Account                        $        0.00

             Excess Spread Applied to other amounts owed to
             Cash Collateral Depositor                                       $      142.92

        TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
        GROUP I                                                              $1,790,534.62

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Sep-2001                         1995-C                               Page 4


EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                       $10,098,610.30

SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1995-C                                                    $         0.00

     Excess Finance Charge Collections applied to
     Required Amount                                             $         0.00

     Excess Finance Charge Collections applied to
     Class A Investor Charge Offs                                $         0.00

     Excess Finance Charge Collections applied to
     Class B Interest, Servicing Fee, and Default Items          $         0.00

     Excess Finance Charge Collections applied to
     Reductions of Class B Invested Amount                       $         0.00

     Excess Finance Charge Collections applied to
     Monthly Cash Collateral Fee                                 $         0.00

     Excess Finance Charge Collections applied to
     Cash Collateral Account                                     $         0.00

     Excess Finance Charge Collections applied to
     Reserve Account                                             $         0.00

     Excess Finance Charge Collections applied to
     other amounts owed Cash Collateral Depositor                $         0.00

YIELD AND BASE RATE
-------------------

     Base Rate (Current Month)                                             5.76%
     Base Rate (Prior Month)                                               5.91%
     Base Rate (Two Months Ago)                                            6.10%
                                                                         ------
THREE MONTH AVERAGE BASE RATE                                              5.92%

     Portfolio Yield (Current Month)                                      10.45%
     Portfolio Yield (Prior Month)                                        12.94%
     Portfolio Yield (Two Months Ago)                                     11.18%
                                                                         ------
THREE MONTH AVERAGE PORTFOLIO YIELD                                       11.52%


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Sep-2001                         1995-C                       Page 5


PRINCIPAL COLLECTIONS
---------------------

CLASS A PRINCIPAL PERCENTAGE                                   92.00%

    Class A Principal Collections                     $41,145,388.56

CLASS B PRINCIPAL PERCENTAGE                                    8.00%

    Class B Principal Collections                     $ 3,577,859.87

TOTAL PRINCIPAL COLLECTIONS                           $44,723,248.43

INVESTOR DEFAULT AMOUNT                               $ 2,718,299.35

REALLOCATED PRINCIPAL COLLECTIONS                     $         0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                     $         0.00

CLASS A ACCUMULATION
    Controlled Accumulation Amount                    $         0.00
    Deficit Controlled Accumulation Amount            $         0.00
CONTROLLED DISTRIBUTION AMOUNT                        $         0.00

CLASS B ACCUMULATION
    Controlled Accumulation Amount                    $         0.00
    Deficit Controlled Accumulation Amount            $         0.00
CONTROLLED DISTRIBUTION AMOUNT                        $         0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                     $47,441,547.78

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                          $         0.00
CLASS B INVESTOR CHARGE OFFS                          $         0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED               $         0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED               $         0.00

CASH COLLATERAL ACCOUNT
-----------------------

    Required Cash Collateral Amount                   $52,000,000.00
    Available Cash Collateral Amount                  $52,000,000.00

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Sep-2001                         1995-C                     Page 6


INTEREST RATE CAP PAYMENTS
--------------------------

    Class A Interest Rate Cap Payments                       $0.00
    Class B Interest Rate Cap Payments                       $0.00

TOTAL DRAW AMOUNT                                            $0.00
CASH COLLATERAL ACCOUNT SURPLUS                              $0.00



                                           First USA Bank, National Association
                                           as Servicer

                                           By:   /s/ Tracie Klein
                                                 -------------------------------
                                                 Tracie H. Klein
                                                 First Vice President